EXHIBIT 99.1

                                        Michael J. Bongiovanni, C.P.A., P.A.
                                        12433 Willingdon Road
                                        Hunterville, North Carolina 28078

Office: (704) 904-2390
Facsimile: (704) 948-6677
e-Mail Office:  MikeBongiovanni@msn.com


January 31, 2001


Mr. Gene Johnston
Chief Executive Officer
Peoplesway.com, Inc.
2969 Interstate Street
Charlotte, NC 28208

Dear Mr. Johnston:

This is to confirm that the client-auditor relationship between Peoplesway.com, Inc. (Commission File Number 000-28657), and Michael J. Bongiovanni, C.P.A., P.A., has ceased.

Sincerely,


/s/ Michael J. Bongiovanni

Michael J. Bongiovanni, C.P.A., P.A.

cc: Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, DC 20549